Exhibit 99.1

MedAssets Reports Fourth Quarter and Full-Year 2011 Financial Results

ATLANTA--(BUSINESS WIRE)--February 23, 2012--MedAssets, Inc. (NASDAQ: MDAS) today announced results for its fourth quarter and full-year ended December 31, 2011. Fourth quarter results are summarized in the table below:

($ in millions, except per share)	4Q-11	4Q-10 [a]	4Q-10 [a,b]
Net Revenue:		Recast	Non-GAAP Acquisition- Affected and Recast
Spend and Clinical Resource Mgmt (SCM)	$103.1	$53.5	$89.0
Revenue Cycle Management (RCM)	53.7	53.4	53.4
Total Net Revenue	156.8	106.9	142.4
Non-GAAP acquisition-related purchase
accounting revenue adjustment [c]	--	13.4	--
Total non-GAAP Net Revenue	156.8	120.3	142.4
Net income (loss)	4.1	(49.4)	(50.9)
Earnings (loss) per share (EPS) – diluted	0.07	(0.87)	NA
Non-GAAP adjusted EBITDA	53.7	41.3	$47.5
Non-GAAP adjusted EPS – diluted	$0.32	$0.18	NA
Weighted average shares – diluted [d]	58.5	57.0	NA

(a) The Company moved its Decision Support Services (DSS) operating unit from the RCM segment to the SCM segment on January 1, 2011. Recast results assume the DSS operating unit was part of the SCM segment on January 1, 2010.

(b) Non-GAAP acquisition-affected results assume The Broadlane Group (Broadlane) acquisition occurred on January 1, 2010.

(c) Non-GAAP acquisition-related purchase accounting revenue adjustment reflects net revenue that would have been recognized after completion of the Broadlane acquisition if not for the GAAP-related purchase accounting adjustment. A detailed explanation is provided under “Use of Non-GAAP Financial Measures” following the accompanying financial schedules.

(d) Given the Company’s net loss in the fourth quarter ended December 31, 2010, basic and diluted weighted average shares are the same.

Net Revenue

Fourth Quarter

Total net revenue for the fourth quarter of 2011 increased 46.6% to $156.8 million from $106.9 million in the fourth quarter of 2010, due primarily to the acquisition of Broadlane on November 16, 2010.

Comparing period-over-period organic growth, total net revenue of $156.8 million in the fourth quarter of 2011 increased 10.1% from total non-GAAP acquisition-affected net revenue of $142.4 million in the fourth quarter of 2010. Net revenue in the SCM segment grew 15.9% to $103.1 million from non-GAAP acquisition-affected net revenue of $89.0 million in the fourth quarter of 2010 primarily due to the recognition of approximately $15.0 million in guarantee-related revenue and growth in group purchasing-related net administrative fees. Net revenue in the RCM segment increased 0.5% to $53.7 million from $53.4 million in the fourth quarter of 2010 as technology-related revenue grew 9.5% and services-related revenue declined 19.5%.

Twelve-month Period

Total net revenue for the full-year 2011 increased 47.8% to $578.3 million from $391.3 million in full-year 2010, due primarily to the acquisition of Broadlane.

Comparing period-over-period organic growth, total net revenue of $584.5 million in full-year 2011 increased 4.9% from total non-GAAP acquisition-affected net revenue of $557.4 million in full-year 2010. Net revenue in the SCM segment grew 7.7% to $370.2 million from non-GAAP acquisition-affected net revenue of $343.7 million in full-year 2010. Net revenue in the RCM segment increased 0.3% to $214.3 million from $213.7 million in 2010.

Non-GAAP Adjusted EBITDA

Fourth Quarter

In the fourth quarter of 2011, total non-GAAP adjusted EBITDA was $53.7 million, or 34.2% of total net revenue, a 30.0% increase over total non-GAAP adjusted EBITDA of $41.3 million, or 38.6% of total net revenue, in the fourth quarter of 2010.

Comparing period-over-period organic growth, total non-GAAP adjusted EBITDA in the fourth quarter of 2011 increased 12.9% from total non-GAAP acquisition-affected adjusted EBITDA of $47.5 million, or 33.4% of total non-GAAP acquisition-affected net revenue, in the fourth quarter of 2010.

Twelve-month Period

In full-year 2011, total non-GAAP adjusted EBITDA was $184.1 million, or 31.8% of total net revenue, a 43.8% increase over total non-GAAP adjusted EBITDA of $128.0 million, or 32.7% of total net revenue, in full-year 2010.

Comparing period-over-period organic growth, total non-GAAP adjusted EBITDA in full-year 2011 was $184.1 million, or 31.5% of total non-GAAP net revenue, an increase of 9.1% from non-GAAP acquisition-affected adjusted EBITDA of $168.7 million, or 30.3% of total non-GAAP acquisition-affected net revenue, in full-year 2010.

Net Income (Loss) and Per Share

Fourth Quarter

Net income in the fourth quarter of 2011 was $4.1 million, or $0.07 per share, versus a net loss of $49.4 million, or a loss of $0.87 per share, in the fourth quarter of 2010. The net loss in the fourth quarter of 2010 was due to an impairment charge to write off goodwill associated with the Company’s DSS operating unit, as well as acquisition-related costs and restructuring charges in connection with the purchase and integration of Broadlane.

Non-GAAP adjusted EPS, defined as EPS excluding non-cash acquisition-related intangible amortization, share-based compensation, acquisition-related expenses and other non-recurring items on a tax-adjusted basis, increased 77.8% to $0.32 per share in the fourth quarter of 2011, versus non-GAAP adjusted EPS of $0.18 per share in the fourth quarter of 2010.

Twelve-month Period

Net loss in full-year 2011 was $15.5 million, or a loss of $0.27 per share, versus a net loss of $32.1 million, or a loss of $0.57 per share, in full-year 2010. The net loss in full-year 2011 was due to costs associated with the acquisition and integration of Broadlane.

Non-GAAP adjusted EPS was $0.99 per share in full-year 2011, versus non-GAAP adjusted EPS of $0.82 per share in full-year 2010.

Cash Flow and Capital Resources

Cash provided by operating activities in full-year 2011 was $124.2 million, a 17.3% increase from $105.9 million in 2010. The Company’s balance sheet at December 31, 2011 included $903.7 million in total bank and bond debt, and $62.9 million in cash and cash equivalents. On January 4, 2012, MedAssets paid $120.1 million in deferred purchase consideration to the former Broadlane owners, which was funded with cash on hand and a $55.0 million draw on its $150.0 million revolving credit facility. The Company estimates that its total bank and bond debt, net of cash and cash equivalents, as of January 31, 2012, was approximately $939.0 million, which represents leverage of approximately 5.1x full-year 2011 non-GAAP acquisition-affected adjusted EBITDA.

2012 Financial Guidance

MedAssets introduced its full-year 2012 financial guidance, as follows:

($ in millions, except per share)	2012	Y-Y % change
Net Revenue:
SCM segment	$378 - 386	2.1 - 4.3%
RCM segment	217 - 225	1.3 - 5.0%
Total Net Revenue	596 - 610	2.0 - 4.4%
Non-GAAP adjusted EBITDA	193 - 203	4.8 - 10.3%
GAAP EPS – diluted	0.11 - 0.21	NM
Non-GAAP adjusted EPS - diluted	$1.00 - 1.10	0.1 - 11.1%

Contracted Revenue

At December 31, 2011, the Company’s rolling 12-month non-GAAP contracted revenue was an estimated $568.7 million ($350.3 million from the SCM segment and $218.4 million from the RCM segment), a year-over-year increase of 4.3% and a 1.3% sequential increase from the third quarter of 2011. Contracted revenue is the Company’s estimate of contractually committed revenue to be generated under existing client contracts in the forward 12-month period.

Conference Call Information

Time/Date:	5:00 p.m. ET today, Thursday, February 23, 2012
Phone:	866-200-6965 (or 646-216-7221 for international/local callers), PIN code 94262254
Webcast:	http://ir.medassets.com, “Events & Presentations” page
Replay:	Webcast will be archived for at least 30 days, or call 866-206-0173 (PIN code 269247)

The Company intends to file its Form 10-K with the Securities and Exchange Commission on or before February 29, 2012. This filing will contain additional information about the Company’s results of operations.

About MedAssets

MedAssets (NASDAQ: MDAS) partners with healthcare providers to improve financial strength by implementing spend management and revenue cycle management solutions that help control cost, improve margins and cash flow, increase regulatory compliance and optimize operational efficiency. MedAssets serves more than 4,200 hospitals and 100,000 non-acute healthcare providers. The company currently manages $48 billion in supply spend and touches over $340 billion in gross patient revenue annually through its revenue cycle solutions. For more information, go to www.medassets.com.

Use of Non-GAAP Financial Information

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its consolidated financial statements presented on a GAAP basis herein with the following non-GAAP financial information: gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; acquisition-affected net revenue; acquisition-affected net loss; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA; acquisition-affected adjusted EBITDA margin; acquisition-related purchase accounting revenue adjustment; acquisition-related SCM adjustments; adjusted net income; diluted adjusted EPS; and contracted revenue. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, where possible, are included in the accompanying financial schedules. Also, see "Use of Non-GAAP Financial Measures" following the financial schedules for more information.

Safe Harbor Statement

This Press Release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the intent, belief or current expectations of the Company and its management team with respect to the Company’s future business operations that include, but are not limited to: 2012 financial guidance, costs and revenue growth, margin and other financial projections; contracted revenue forecasts; and the Company’s ability to successfully integrate and capitalize on synergies associated with recent acquisitions and any other future acquisitions. Investors are cautioned that any forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to: failure to realize improvements in performance, efficiency and profitability; failure to complete anticipated sales under negotiations; failure to successfully implement revenue backlog; lack of revenue growth; client losses; and adverse developments with respect to the operation or performance of the Company’s business units or the market price of its common stock. Additional factors that could cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company’s Risk Factor disclosures in its Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011, each filed with the Securities and Exchange Commission and available at http://ir.medassets.com. The Company disclaims any responsibility to update any forward-looking statements.

mdas/F

CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

In 000s, except per share data	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2011	2010	% Change	2011	2010	% Change
Revenue:
Administrative fees, net	$70,567	$34,633	103.8%	$249,599	$119,070	109.6%
Other service fees	86,214	72,313	19.2%	328,673	272,261	20.7%

Total net revenue	156,781	106,946	46.6%	578,272	391,331	47.8%

Operating expenses:
Cost of revenue	31,200	33,561	-7.0%	121,771	100,737	20.9%
Product development expenses	7,177	5,152	39.3%	26,823	20,011	34.0%
Selling and marketing expenses	13,543	11,388	18.9%	56,997	46,736	22.0%
General and administrative expenses	53,994	32,954	63.8%	203,101	124,379	63.3%
Acquisition and integration-related expenses	1,838	17,240	-89.3%	24,551	21,591	13.7%
Depreciation	5,988	5,880	1.8%	22,402	19,948	12.3%
Amortization of intangibles	19,810	13,321	48.7%	80,510	31,027	159.5%
Impairment of P&E, goodwill, and intangibles	-	46,423	-100.0%	-	46,423	-100.0%

Total operating expenses	133,550	165,919	-19.5%	536,155	410,852	30.5%

Operating income	23,231	(58,973)	-139.4%	42,117	(19,521)	-315.8%
Other income (expense):
Interest expense, net	(17,141)	(16,522)	3.7%	(71,083)	(27,508)	158.4%
Other income	851	364	133.8%	3,621	650	457.1%

Income (loss) before income taxes	6,941	(75,131)	-109.2%	(25,345)	(46,379)	-45.4%
Income tax expense (benefit)	2,794	(25,732)	-110.9%	(9,851)	(14,255)	-30.9%

Net income (loss)	4,147	(49,399)	-108.4%	(15,494)	(32,124)	-51.8%

Basic net income (loss) per share	0.07	(0.87)	na	(0.27)	(0.57)	na

Diluted net income (loss) per share	$0.07	$(0.87)	na	$(0.27)	$(0.57)	na

Weighted average shares — basic	57,189	57,015		57,298	56,434
Weighted average shares — diluted	58,451	57,015	2.5%	57,298	56,434	1.5%

CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	December 31,
In 000s, except share and per share amounts	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$62,947	$46,836
Accounts receivable, net of allowances of $3,891 and $5,256 as of December 31, 2011 and December 31, 2010	104,039	100,020
Deferred tax asset, current	15,434	18,087
Prepaid expenses and other current assets	18,488	19,811

Total current assets	200,908	184,754

Property and equipment, net	101,471	77,737
Other long term assets
Goodwill	1,027,847	1,035,697
Intangible assets, net	403,371	484,438
Other	61,381	62,727
Other long term assets	1,492,599	1,582,862

Total assets	$1,794,978	$1,845,353

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$21,185	$18,107
Accrued revenue share obligation and rebates	70,906	57,744
Accrued payroll and benefits	33,265	22,149
Other accrued expenses	17,811	22,268
Deferred revenue, current portion	48,459	36,533
Deferred purchase consideration	120,136	119,912
Current portion of notes payable	6,350	6,350
Current portion of finance obligation	213	186

Total current liabilities	318,325	283,249

Notes payable, less current portion	572,300	628,650
Bonds payable	325,000	325,000
Finance obligation, less current portion	9,287	9,505
Deferred revenue, less current portion	14,148	9,597
Deferred tax liability	129,635	150,887
Other long term liabilities	7,670	2,882

Total liabilities	1,376,365	1,409,770

Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized; 57,857,000 and 58,410,000 shares issued and outstanding as of December 31, 2011 and December 31, 2010	579	584
Additional paid in capital	670,618	668,028
Accumulated other comprehensive loss	(4,061)	-
Accumulated deficit	(248,523)	(233,029)

Total stockholders’ equity	418,613	435,583

Total liabilities and stockholders’ equity	$1,794,978	$1,845,353

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Twelve Months Ended
In 000s	December 31,	December 31,
	2011	2010

Operating activities:
Net loss	$(15,494)	$(32,124)

Adjustments to reconcile net loss from continuing operations to net cash provided by operating activities:
Bad debt expense	181	1,686
Impairment of property, equipment, goodwill, and intangibles	-	46,423
Depreciation	23,627	22,842
Amortization of intangibles	81,067	31,675
Loss on sale of assets	418	189
Non-cash stock compensation expense	5,023	11,493
Excess tax benefit from exercise of equity awards	(956)	(6,845)
Amortization of debt issuance costs	7,445	6,863
Noncash interest expense, net	3,784	936
Deferred income tax benefit	(12,734)	(25,065)

Changes in assets and liabilities	31,835	47,838

Cash provided by operating activities	124,196	105,911

Investing activities:
Purchases of property, equipment, and software	(16,976)	(12,758)
Capitalized software development costs	(31,997)	(17,968)
Acquisitions, net of cash acquired	-	(749,055)

Cash used in investing activities	(48,973)	(779,781)

Financing activities:
Proceeds from notes payable	-	655,000
Proceeds from bonds payable	-	325,000
Repayment of notes payable	(56,350)	(235,161)
Repayment of finance obligation	(665)	(658)
Debt issuance costs	-	(46,516)
Excess tax benefit from exercise of equity awards	956	6,845
Issuance of common stock, net	1,975	10,698
Purchase of treasury shares	(5,028)	-

Cash (used in) provided by financing activities	(59,112)	715,208

Net increase in cash and cash equivalents	16,111	41,338
Cash and cash equivalents, beginning of period	46,836	5,498

Cash and cash equivalents, end of period	$62,947	$46,836

SUPPLEMENTAL SEGMENT REPORTING
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended December 31,
	2011		2010		% Change
Net revenue			Recast
Spend and Clinical Resource Management ("SCM")	$103,113		$53,542		92.6%
Revenue Cycle Management ("RCM")	53,668		53,404		0.5%
Total net revenue	156,781		106,946		46.6%
Non-GAAP acquisition-related purchase accounting
revenue adjustment [e]	-		13,406
Other non-GAAP acquisition-related SCM adjustments [f]	-		22,018
Total non-GAAP acquisition-affected net revenue	$156,781		$142,370		10.1%

Non-GAAP Adjusted EBITDA		% margin		% margin
SCM	$49,624	48.1%	$32,789	61.2%	51.3%
RCM	13,986	26.1%	14,516	27.2%	-3.7%
Corporate	(9,933)		(6,028)		64.8%
Total non-GAAP Adjusted EBITDA	53,677	34.2%	41,277	38.6%	30.0%
Non-GAAP acquisition-related SCM adjustments [e,f]	-		6,270
Total non-GAAP acquisition-affected Adjusted EBITDA	$53,677	34.2%	$47,547	33.4%	12.9%

In 000s	Twelve Months Ended December 31,
	2011		2010		% Change
Net revenue			Recast
SCM	$363,997		$177,603		104.9%
RCM	214,275		213,728		0.3%
Total net revenue	578,272		391,331		47.8%
Non-GAAP acquisition-related purchase accounting
revenue adjustment [e]	6,245		13,406
Other non-GAAP acquisition-related SCM adjustments [f]	-		152,664
Total non-GAAP acquisition-affected net revenue	$584,517		$557,401		4.9%

Non-GAAP Adjusted EBITDA		% margin		% margin
SCM	$165,672	45.5%	$87,696	49.4%	88.9%
RCM	49,635	23.2%	65,891	30.8%	-24.7%
Corporate	(31,202)		(25,547)		22.1%
Total non-GAAP Adjusted EBITDA	184,105	31.8%	128,040	32.7%	43.8%
Non-GAAP acquisition-related SCM adjustments [e,f]	-		40,684
Total non-GAAP acquisition-affected Adjusted EBITDA	$184,105	31.5%	$168,724	30.3%	9.1%

(e) Acquisition-related purchase accounting revenue adjustment reflects the estimated net administrative fee revenue that would have been recognized after completion of the Broadlane acquisition if not for a GAAP-related purchase accounting adjustment.
(f) Acquisition-related SCM adjustments include the historical results of Broadlane's operations from January 1, 2010 through November 15, 2010, inclusive of certain purchase accounting adjustments.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL REPORTING OF ADJUSTED EBITDA
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
In 000s	Three Months Ended December 31,		Twelve Months Ended December 31,
ACTUAL RESULTS	2011	2010	2011	2010

Net income (loss)	$4,147	$(49,399)	$(15,494)	$(32,124)

Depreciation	5,988	5,880	22,402	19,948
Depreciation (included in cost of revenue)	410	727	1,225	2,894
Amortization of intangibles, acquisition-related	19,810	13,321	80,510	31,027
Amortization of intangibles, acquisition-related (included in cost of revenue)	140	139	557	648
Interest expense, net	17,141	16,542	71,069	27,428
Income tax expense (benefit)	2,794	(25,732)	(9,851)	(14,255)

Non-GAAP EBITDA	$50,430	$(38,522)	$150,418	$35,566

Share-based compensation	2,078	2,840	5,023	11,493
RCM management restructuring expenses	442	-	1,646	-
Rental income from capitalized building lease	(111)	(110)	(438)	(439)
Impairment of intangibles	-	46,423	-	46,423
Purchase accounting adjustments	-	13,406	6,245	13,406
Acquisition and integration-related expenses	1,838	17,240	24,551	21,591
Insurance settlement	(1,000)	-	(3,340)	-

Non-GAAP Adjusted EBITDA	$53,677	$41,277	$184,105	$128,040

	Three Months Ended December 31,		Twelve Months Ended December 31,
NON-GAAP ACQUISITION-AFFECTED RESULTS	2011	2010	2011	2010

Net income (loss)	$4,147	$(49,399)	$(15,494)	$(32,124)
Non-GAAP acquisition-related net (loss) income	-	(1,493)	6,245	(34,832)

Non-GAAP acquisition-affected net income (loss)	$4,147	$(50,892)	$(9,249)	$(66,956)

Depreciation	5,988	6,558	22,402	24,458
Depreciation (included in cost of revenue)	410	727	1,225	2,894
Amortization of intangibles, acquisition-related	19,810	21,046	80,510	82,111
Amortization of intangibles, acquisition-related (included in cost of revenue)	140	139	557	648
Interest expense, net	17,141	16,963	71,069	68,493
Income tax expense (benefit)	2,794	(23,054)	(9,851)	(30,742)

Non-GAAP EBITDA	$50,430	$(28,513)	$156,663	$80,906

Share-based compensation	2,078	2,881	5,023	12,071
RCM management restructuring expenses	442	-	1,646	-
Rental income from capitalized building lease	(111)	(110)	(438)	(439)
Impairment of intangibles	-	46,423	-	46,423
Acquisition and integration-related expenses	1,838	26,866	24,551	29,763
Insurance settlement	(1,000)	-	(3,340)	-

Non-GAAP Adjusted EBITDA	$53,677	$47,547	$184,105	$168,724

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL NET INCOME AND EARNINGS PER SHARE REPORTING
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
	Three Months Ended December 31,		Twelve Months Ended December 31,
In 000s, except per share data	2011	2010	2011	2010

Net income (loss)	$4,147	$(49,399)	$(15,494)	$(32,124)

Pre-tax non-cash, acquisition-related intangible amortization	19,950	13,461	81,067	31,676
Pre-tax non-cash, share-based compensation	2,078	2,840	5,023	11,493
Pre-tax non-cash, impairment of intangibles	-	46,423	-	46,423
Pre-tax non-cash, acquisition and integration-related expenses	1,838	17,240	24,551	21,591
Pre-tax, RCM management restructuring expenses	442	-	1,646	-
Pre-tax, purchase accounting revenue adjustment	-	13,406	6,245	13,406
Pre-tax, swap termination, debt issuance writeoff and deferred payment interest expense accretion related to acquisitions	679	6,246	3,082	6,246
Pre-tax, acquisition-related depreciation	523	-	2,159	-
Pre-tax, insurance settlement	(1,000)	-	(3,340)	-
Tax effect on pre-tax adjustments [g]	(9,804)	(39,846)	(48,173)	(52,333)

Non-GAAP adjusted net income	$18,853	$10,371	$56,766	$46,378

Earnings (loss) Per Share (EPS) - diluted	$0.07	$(0.87)	$(0.27)	$(0.57)

Pre-tax non-cash, acquisition-related intangible amortization	0.34	0.24	1.41	0.56
Pre-tax non-cash, share-based compensation	0.04	0.05	0.09	0.20
Pre-tax non-cash, impairment of intangibles	-	0.81	-	0.82
Pre-tax non-cash, acquisition and integration-related expenses	0.03	0.30	0.43	0.39
Pre-tax, RCM management restructuring expenses	0.01	-	0.03	-
Pre-tax, purchase accounting revenue adjustment	-	0.24	0.11	0.24
Pre-tax, swap termination, debt issuance writeoff and deferred payment interest expense accretion related to acquisitions	0.01	0.11	0.05	0.11
Pre-tax, acquisition-related depreciation	0.01	-	0.04	-
Pre-tax, insurance settlement	(0.02)	-	(0.06)	-
Tax effect on pre-tax adjustments [g]	(0.17)	(0.70)	(0.84)	(0.93)

Non-GAAP adjusted EPS - diluted	$0.32	$0.18	$0.99	$0.82

Weighted average shares - diluted (in 000s) [h]	58,451	57,015	57,298	56,434

(g) This amount reflects the tax impact on the adjustments used to derive Non-GAAP adjusted EPS - diluted. The Company generally utilizes its effective tax rate for each respective period to calculate the tax effect of each adjustment. Given the impact of the Broadlane acquisition on the Company's 2011 actual effective tax rate, the Company used a tax rate of 40.0% for the three and twelve months ended December 31, 2011 since it believes 40.0% will be a normalized long-term tax rate. The effective tax rate for the three months ended December 31, 2011 and 2010 was 40.3% and 34.2%, respectively. The effective tax rate for the fiscal years ended December 31, 2011 and 2010 was 38.9% and 30.7%, respectively.
(h) Given the Company’s net loss for the fourth quarter ended December 31, 2010 and the fiscal years ended December 31, 2011 and 2010, basic and fully diluted weighted average shares are the same for EPS and non-GAAP adjusted EPS.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL 2012 ADJUSTED EBITDA GUIDANCE
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
	Guidance Range for
	Twelve Months Ending
In 000s	December 31, 2012
	(Low)	(High)

Net Income	$6,500	$12,500

Depreciation	29,900	29,900
Depreciation (included in cost of revenue)	1,600	1,600
Amortization of intangibles, acquisition-related	72,600	72,600
Amortization of intangibles, acquisition-related (included in cost of revenue)	600	600
Interest expense, net	65,700	65,700
Income tax expense	4,300	8,300

Non-GAAP EBITDA	181,200	191,200

Share-based compensation	10,200	10,200
Acquisition and integration-related expenses	2,000	2,000
Rental income from capitalized building lease	(400)	(400)

Non-GAAP adjusted EBITDA	$193,000	$203,000

SUPPLEMENTAL 2012 EARNINGS PER SHARE GUIDANCE
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
	Guidance Range for
	Twelve Months Ending
In 000s, except per share data	December 31, 2012
	(Low)	(High)

Net Income	$6,500	$12,500

EPS - diluted	0.11	0.21

Pre-tax non-cash, acquisition-related intangible amortization	1.24	1.24
Pre-tax non-cash, acquisition-related intangible depreciation	0.04	0.04
Pre-tax non-cash, share-based compensation	0.17	0.17
Pre-tax acquisition and integration-related expenses	0.03	0.03

Tax effect on pre-tax adjustments [i]	(0.59)	(0.59)

Non-GAAP cash EPS - diluted [j]	$1.00	$1.10

Fully diluted weighted average shares outstanding	59,000	59,000

(i) This amount reflects the tax impact to the adjustments used to derive estimated Non-GAAP adjusted EPS - diluted. The Company uses its estimated effective tax rate for each guidance range to tax effect the adjustments. The estimated statutory tax rate for the guidance range above is 40.0%.
(j) Column amounts may not add to total amount due to rounding.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL REVENUE REPORTING
RECONCILIATION OF GROSS FEES (A NON-GAAP MEASURE) TO NET REVENUE
(UNAUDITED)

In 000s	Three Months Ended December 31,
	2011		2010		% Change
Non-GAAP gross administrative fees	$104,082		$52,497		98.3%
Other service fees	86,214		72,313		19.2%
Non-GAAP gross fees	190,296	RSO %	124,810	RSO %	52.5%
Non-GAAP revenue share obligation (RSO)	(33,515)	32.2%	(17,864)	34.0%	87.6%
Net revenue	$156,781		$106,946		46.6%

NON-GAAP ACQUISITION-AFFECTED RESULTS [k]					% Change
Non-GAAP gross administrative fees	$104,082		$95,596		8.9%
Other service fees	86,214		80,037		7.7%
Non-GAAP gross fees	190,296	RSO %	175,633	RSO %	8.3%
Non-GAAP RSO	(33,515)	32.2%	(33,263)	34.8%	0.8%
Net revenue	$156,781		$142,370		10.1%

In 000s	Twelve Months Ended December 31,
	2011		2010		% Change
Non-GAAP gross administrative fees	$384,560		$182,024		111.3%
Other service fees	328,673		272,261		20.7%
Non-GAAP gross fees	713,233	RSO %	454,285	RSO %	57.0%
Non-GAAP RSO	(134,961)	35.1%	(62,954)	34.6%	114.4%
Net revenue	$578,272		$391,331		47.8%

NON-GAAP ACQUISITION-AFFECTED RESULTS [k]					% Change
Non-GAAP gross administrative fees	$394,011		$364,398		8.1%
Other service fees	330,256		322,510		2.4%
Non-GAAP gross fees	724,267	RSO %	686,908	RSO %	5.4%
Non-GAAP RSO	(139,750)	35.5%	(129,507)	35.5%	7.9%
Net revenue	$584,517		$557,401		4.9%

(k) Figures include acquisition-related SCM segment adjustments for the three-month and twelve-month periods ended December 31, 2011 and 2010.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL NON-GAAP CONTRACTED REVENUE ESTIMATES [l]
(UNAUDITED)

	12.31.10	3.31.11	6.30.11	9.30.11	12.31.11

SCM segment	334.2	342.8	344.1	348.3	350.3
RCM segment	211.0	212.6	214.2	213.0	218.4
Total	545.2	555.4	558.3	561.3	568.7

(l) Recast to reflect the move of the Decision Support Services operating unit from the RCM segment into the SCM segment, and includes contracted revenue of $155.4 million and $161.6 million added to the SCM segment from the Broadlane acquisition only for the periods ended 12.31.10 and 3.31.11, respectively. With the completion of the Broadlane acquisition and its integration into a single MedAssets reporting segment, the company is unable to provide separate contracted revenue by the two previously independent organizations.

SUPPLEMENTAL REPORTING OF SHARE-BASED COMPENSATION
EXPENSE INCLUDED IN OPERATING EXPENSES
(UNAUDITED)
In 000s	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Amount of share-based compensation included in:
Cost of revenue	309	879	1,362	2,722
Product development expense	90	4	267	461
Selling & marketing expense	317	627	559	2,476
General & administrative expense	1,362	1,330	2,835	5,834

Total [m]	$2,078	$2,840	$5,023	$11,493

(m) During the three months ended June 30, 2011, we recorded an adjustment that reduced our share-based compensation expense by approximately $6,500 based on our probability assessment of performance achievement relating to certain performance-based restricted stock grants and SSAR grants.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

Use of Non-GAAP Financial Measures
In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its consolidated financial statements presented on a GAAP basis herein with the following non-GAAP financial information: gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; acquisition-affected net revenue; acquisition-affected net loss; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA; acquisition-affected adjusted EBITDA margin; acquisition-related purchase accounting revenue adjustment; acquisition-related SCM adjustments; adjusted net income; diluted adjusted EPS; and contracted revenue.

These non-GAAP financial measures may have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company compensates for such limitations by relying primarily on the Company’s GAAP results and using non-GAAP financial measures only supplementally. Where possible, the Company provides reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. Investors are encouraged to carefully review those reconciliations. In addition, because these non-GAAP measures are not measures of financial performance under GAAP and are susceptible to varying calculations, these measures, as defined by the Company, may differ from and may not be comparable to similarly titled measures used by other companies.

Gross fees include gross administrative fees the Company receives pursuant to its vendor contracts and all other fees the Company receives from clients. The Company's revenue share obligation represents the portion of the gross administrative fees the Company is contractually obligated to share with certain of its GPO clients. Net administrative fees (a GAAP measure) are the Company's gross administrative fees net of its revenue share obligation. Total net revenue (a GAAP measure) reflects the Company's gross fees net of its revenue share obligation. These non-GAAP measures assist management and the board of directors and may be helpful to investors in analyzing the Company's growth in its Spend and Clinical Resource Management segment given that administrative fees constitute a material portion of the Company's revenue and are paid to the Company by approximately 1,150 suppliers and other vendors contracted by its GPO, and that the Company's revenue share obligation constitutes a significant outlay to certain of its GPO clients.

The Company defines: EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization; and adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization and other non-recurring, non-cash or non-operating items. EBITDA and adjusted EBITDA are used by the Company to facilitate a comparison of its operating performance on a consistent basis from period to period and provides for a more complete understanding of factors and trends affecting our business. These measures assist management and the board of directors and may be useful to investors in comparing the Company's operating performance consistently over time as it removes the impact of its capital structure (primarily interest charges and amortization of debt issuance costs), asset base (primarily depreciation and amortization) and items outside the control of the management team (taxes), as well as other non-cash (purchase accounting adjustments and imputed rental income) and non-recurring items, from the Company’s operational results. Adjusted EBITDA also removes the impact of non-cash share-based compensation expense and certain acquisition-related charges. EBITDA and adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities.

Acquisition-affected results include the activity of Broadlane prior to the Company’s actual ownership. The Broadlane acquisition was consummated on November 16, 2010. These results assume the acquisition of Broadlane occurred on January 1, 2010. Acquisition-affected measures (e.g. acquisition-affected net revenue; acquisition-related SCM adjustments; acquisition-affected net loss; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA; acquisition-affected adjusted EBITDA margin) are used by management and the board of directors to better understand the results of operations of the Spend and Clinical Resource Management segment. Given the significant impact that this transaction had on the Company during the fiscal year ended December 31, 2010 and in future periods, the Company believes such acquisition-affected measures may be useful and meaningful to investors in their analysis of such results. Non-GAAP acquisition-affected measures are for illustrative and informational purposes only and are not intended to represent or be indicative of what the Company's results of operations would have been if this transaction had occurred at the beginning of 2010. These measures also should not be considered representative of the Company's future results of operations.

Acquisition-related purchase accounting revenue adjustment reflects an estimated reduction of net administrative fee revenue. Under the Company’s revenue recognition policies, administrative fees are recorded as revenue when reported to the Company by vendors. GAAP relating to business combinations requires that the Company estimate the amount of client supply purchases (the driver of administrative fee revenue) occurring prior to the acquisition closing date and to record the fair value of the administrative fees (the asset) to be received from those purchases as an account receivable and any corresponding revenue share obligation as a liability. As vendor reports are received and cash is collected, the Company will not recognize revenue for this acquisition-related purchase accounting revenue adjustment.

The Company defines adjusted net income as earnings excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense, certain acquisition and integration-related charges on a tax-adjusted basis and diluted adjusted EPS as earnings per share excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense and certain acquisition-related charges on a tax-adjusted basis. Adjusted net income and diluted adjusted EPS are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities. Diluted adjusted EPS growth is used by the Company as the financial performance metric tied to the vesting of certain equity awards granted pursuant to the Company’s Long-Term Performance Incentive Plan. Use of this measure for this purpose allows management and the board of directors to analyze the Company’s operating performance on a consistent basis by removing the impact of certain non-cash and non-recurring items from our operations, and by rewarding organic growth and accretive business transactions. As a significant portion of senior management’s incentive based compensation is based on the achievement of certain diluted adjusted EPS growth over time, investors may find such information useful.

Contracted revenue is a forward-looking operating measure used by management and the board of directors to better understand revenue growth trends within the Company's business segments as it reflects the Company’s current estimate of contractually committed revenue to be generated under existing client contracts in the forward 12-month period. Such information may be useful to investors in their analysis of the Company's revenue growth trends. A reconciliation to the most directly comparable GAAP measure cannot be performed without unreasonable effort.

CONTACT:
MedAssets
Robert Borchert, 678-248-8194
rborchert@medassets.com